Exhibit 99.1 J.P. Morgan Conference Seres Therapeutics Investor Presentation January 16, 2025

Disclaimers Forward Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication that do not relate to matters of historical fact should be considered forward-looking statements, including statements about: our anticipated financial performance, including cash and cash equivalents, for any period of time, including for the year ended December 31, 2024; the timing and results of our clinical studies and data readouts; our clinical development plans; the anticipated timing of communications with or feedback from the FDA; the impact, value or potential benefits of Breakthrough Therapy designation, Fast Track designation or any other regulatory designations; our ability to secure a partnership and/or generate additional capital; the potential market and commercial opportunity for SER-155 and other product candidates, if approved; projected cash runway; and other statements which are not historical fact. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: (1) we have incurred significant losses, are not currently profitable and may never become profitable; (2) our need for additional funding; (3) our history of operating losses; (4) our novel approach to therapeutic intervention; (5) our reliance on third parties to conduct our clinical trials and manufacture our product candidates; (6) the competition we will face; (7) our ability to protect our intellectual property; (8) our ability to retain key personnel and to manage our growth; (9) the effect of the VOWST sale on our ability to retain and hire key personnel and maintain relationships with our customers, suppliers, advertisers, partners and others with whom we do business, or on our operating results and businesses generally; (10) the risks associated with the disruption of management’s attention from ongoing business operations due to the obligation to provide transition services; (11) our failure to receive the installment payments or the milestone payments in the future; (12) the uncertainty of impact of the 50/50 profit and loss sharing arrangement on our reported results and liquidity; and (13) we may not be able to realize the anticipated benefits of the VOWST sale. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC), on November 13, 2024, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward- looking statements made in this communication. Any such forward-looking statements represent management’s estimates as of the date of this communication. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this communication. 2 Seres Therapeutics, Inc. © 2025 2

Transforming patient outcomes using proprietary consortia of live biotherapeutics

Strong Foundation

- Validated platform highlighted by VOWST® FDA approval as first ever oral microbiome therapy with outstanding clinical results
- VOWST asset sale strengthened balance sheet and streamlined organization
- Cash into Q1 2026

Positive SER-155 Phase 1b Data in Allo-HSCT

- 77% relative risk reduction for bloodstream infections
- Well tolerated safety profile; no treatment-related SAEs and engraftment
- Biomarker data supports impact on epithelial barrier integrity
- FDA Breakthrough Designation

Blockbuster SER-155 Opportunity

- Accelerate SER-155 development in allo-HSCT
- Potential to initiate multiple clinical trials in next 12-18 months for additional indications
- SER-155 represents multi-billion net sales opportunity across indications (e.g., autologous-HSCT, blood cancers, CAR-T recipients)

Expansive Platform Potential

- Systemic inflammation and immune homeostasis biomarker data support the potential in inflammatory and immune diseases, such as IBD (e.g., ulcerative colitis and Crohn's disease)
- SER-147 designed to prevent infections in chronic liver disease

Pursuing SER-155 strategic partnership to accelerate next study in allo-HSCT and expand to multiple target populations

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Validated therapeutic modality and platform: Seres pioneered the development and FDA approval of VOWST as the first-ever oral live microbiome therapeutic DRAMATIC CLINICAL BENEFIT – Preventing infection recurrence Approximately 88% FDA approved (April 2023) to prevent the recurrence of sustained clinical response rate (C. diff. recurrence, at up to 8 weeks) C. difficile infection in adults VOWST asset sale (completed September 2024) provided capital to support pipeline advancement and resulted in a more streamlined, focused organization Source: Feuerstadt P et al. N Engl J Med. 2022;386(3):220-229 Seres Therapeutics, Inc. © 2025 4

VOWST asset sale completed September 30, 2024: transformational for Seres – provides resources to support SER-155 advancement

VOWST™ (fecal microbiota spores, live-brpk) → Nestlé HealthScience

- **VOWST asset purchase agreement provided infusion of capital and supports SER-155 development**
- **Asset sale extended operational runway into Q4 '25; *now into Q1 '26***
- **Retires debt and other obligations**

KEY FINANCIAL TERMS

$100M upfront payment to Seres, less ~$20M in net obligations due to an affiliate of SPN*

$15M equity investment by SPN at closing

$60M prepaid sales-based milestone at closing

$75M in deferred payments due in 2025 (less ~$1.5M in employment-related payments)

$275M in potential future sales-based milestone payments (subject to reductions for interest on prepaid milestone payment)

Transaction results in a more streamlined, focused Seres organization and lower cash burn rate

*SPN: Société des Produits Nestlé S.A.

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The gut microbiome has substantial untapped therapeutic potential to both prevent and treat diseases The genetic content of the microbes living within and on your body is at least 100-fold greater than that contained in the human genome Sources: Ley et al. (2006) Cell; Qin et al. (2010) Nature Seres Therapeutics, Inc. © 2025 6

Disrupted gastrointestinal microbiome is mechanistically linked to infections and disease Disrupted & Disease Susceptible Not Disrupted Impacted Biology & Disease Relevance Pathogen or “undesirable” microbe abundance Increased pathogen abundance, in combination with impaired barrier integrity Lost epithelial barrier & and decreased immune mucosal integrity function… …enables bacterial and antigen translocation leading Unfavorable immune to infections & inflammation responses Seres Therapeutics, Inc. © 2025 7

Consortia of live commensal bacteria can be used as therapeutics Live Biotherapeutics Consortia of PD PK bacterial strains Optimized to target Engraftment Restructure Change in Change Disrupted Microbiome multiple of drug microbiome microbiome in host with functional disease-relevant strains composition function function deficiencies pathways (Disease susceptible) Other Bile acids Tryptophan metabolites Short-chain fatty acids Seres Therapeutics, Inc. © 2025 8

Seres’ biotherapeutics and pipeline candidates are expected to have well tolerated safety profile, reducing development risk ✓Based on GI bacteria naturally found in healthy humans, and not associated with disease ✓VOWST product profile includes well tolerated safety without drug-related serious adverse events ✓Well tolerated safety profile in multiple clinical trials and patient populations, including medically vulnerable allo-HSCT recipients Safety profile has potential to mitigate a primary cause of drug development failure Sources: Nanayakkara et al, CA Cancer J Clin 2021; Penack et al, Blood Adv 2020; Seres Therapeutics, Inc. © 2025 9 Zheng et al, Infect Dis Ther 2021

Seres’ initial focus is preventing infections in allo-HSCT; potential is broad Allo-HSCT Autologous HSCT Chronic Liver Disease Survival by microbiome diversity Survival by microbiome diversity Survival by microbiome diversity Lower microbiome diversity post allo- Lower microbiome diversity post Microbiome diversity decreases with HSCT is associated with increased auto-HSCT is associated with worse disease severity and is associated with blood stream infections and overall and progression-free survival increased risk of infection & death decreased overall survival Common biology across vulnerable populations: pathogen domination in the GI microbiome, loss of epithelial barrier integrity, impacted immune function Sources: Peled, et al, NEJM 2020; Khan et al, Blood 2021; Bajaj et al, Clin Gastroenterol Seres Therapeutics, Inc. © 2025 10 Hepatol 2019; Odenwald, et al. Nature Micro. 2023

Near-term focus on SER-155 as anchor biotherapeutic program; achieved Breakthrough and Fast Track designations

VOWST™

- *Reduces risk of recurrent C. diff infections*
- *Well tolerated safety profile*

provides clinical proof of concept →

Program	Lead Indication & Development Stage	Therapeutic Objectives	Potential Additional Indications
SER-155	Allogeneic HSCT: Phase 1b Cohort 2 (placebo controlled) data announced Sept. '24 and exploratory biomarker data in Jan '25	Reduce incidence of serious bacterial infections (e.g., BSIs), febrile neutropenia, and GvHD	• Autologous HSCT • Blood cancers • CAR-T
SER-147	Chronic liver disease: IND-enabling activities	Reduce incidence of serious bacterial infections (e.g., SBP, BSIs) and related complications	• Solid organ transplant • ICU patients • Long-term care patients

Briefing Book Submitted – engaging with FDA in Q1 '25 to explore **potential for SER-155 to have single registrational study for efficacy**, following successful precedent from VOWST

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BSI: bloodstream infection; SBP: spontaneous bacterial peritonitis

SERES THERAPEUTICS™

Allo-HSCT regimen can result in life-threatening complications

Allo-HSCT treatment regimen


Chemotherapy
Anti-infectives
Allo-HSCT infusion
Increased risk of infection, GvHD
-14
0
+100 Days
Conditioning
Immunosuppression
Extensive GI microbiome disruption

- **Only ~60% survival** 3 years post-transplant
- Significant **immune compromise**
- **~10% transplant mortality for adults** in first 100 days post-transplant
- **Infections are leading cause of death** in first 100 days post-transplant for adults
- Other leading causes of death are disease relapse and organ failure

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Sources: CIBMTR 2023 US summary slides; Penack et al, *Blood Adv* 2020; Khan et al, *Blood* 2021; Peled et al, *NEJM* 2020; Stein-Thoeringer et al, *Science* 2019; Bleakley & Riddell, *Nat Rev Cancer* 2004

Bloodstream infections (BSIs) are a leading cause of death post-transplant and are increasing in incidence

Incidence

- **BSI risk increasing** due to recent adoption of post-transplant cyclophosphamide (PTCy) for GvHD prophylaxis
- ~50% of infections are gut-seeded
- 50-80% febrile neutropenia incidence



Bacterial BSI in first 30 days post-HSCT
50%
40%
30%
20%
10%
0%
14%
43%
Non-PTCy
PTCy
Salas et al 2024

Impact

- Infection is **leading cause of death** in first 100 days post-HSCT for adults
- **~7.5% mortality rate** from bloodstream infections
- Complications including infection associated with longer hospital stay and ICU utilization, driving **substantial cost increase**

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Sources: Gill et al, *Microorganisms* 2023; Sava et al, *Bone Marrow Transplantation* 2022; Carreira et al, *Transplant Cell Ther* 2022; Youssef et al, *Pediatric Transplantation* 2020; Song et al, *Infect Drug Resist* 2023; Bolaños-Meade J et al, *NEJM* 2023; Salas et al, *Transplant Cell Ther* 2024; Rearigh et al, *Annals of Hematology* 2020; CIBMTR 2023 US summary slides; Perales et al *Biol Blood Marrow Transplant* 2017; 2024 Seres physician market research

SERES THERAPEUTICS™

Standards of care to prevent bloodstream infections in allo-HSCT patients are poor and decreasing in efficacy

Joint ASCO* and IDSA recommendation

- **Fluoroquinolones (FQ)** recommended for antibacterial prophylaxis
- Prophylaxis recommended during window of expected neutropenia

EBMT guidelines and Infectious Disease Working Party recommendations

- 2022 Workshop recommends **move to "targeted" antibacterial prophylaxis**
- Multiple analyses suggest reduced infections from antibacterial prophylaxis but no overall survival benefit

Trends

- High BSI rate happening despite broad FQ prophylaxis in the US
- Prophylaxis efficacy decreasing as bacteria become resistant to antibiotics
- PTCy adoption for GvHD prophylaxis is increasing BSI rates

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* ASCO: American Society of Clinical Oncology; IDSA; Infectious Diseases Society of America; EBMT: formerly known as the European Society for Blood and Marrow Transplantation; PTCy: post-transplant cyclophosphamide

Sources: Taplitz et al, *J Clin Oncol* 2018; EBMT 2022 report; Neuerberg et al *Transplant Cell Ther* 2024; Bolaños-Meade et al, *NEJM* 2023

SERES THERAPEUTICS™

SER-155 Phase 1b study evaluated safety, pharmacology, and efficacy in adult allo- HSCT recipients COHORT 1 COHORT 2 Open-label (n=15 enrolled) Placebo-controlled 1:1 (n=45 enrolled) SER-155 SER-155 Placebo results reported May 2023 results announced Sept. 2024 Primary Endpoints: Key Secondary Endpoints through HSCT Day 100: • Safety and tolerability • Incidence of bloodstream infections (BSI), GI infections, and acute GvHD ≥ Grade 2 • SER-155 bacterial strain engraftment • Incidence and duration of febrile neutropenia • Bacterial pathogen abundance Seres Therapeutics, Inc. © 2025 15

SER-155 Safety: SER-155 was generally well tolerated with no treatment-related SAEs • All but one subject in the placebo arm experienced at least 1 TEAE • Most common for SER-155 treated subjects (≥50% and with Δ ≥5% greater than placebo): Treatment-emergent diarrhea (86% vs. 74% placebo), nausea (62% vs. 53% placebo) adverse events • 1/40 (3%) subject experienced a TEAE leading to treatment discontinuation (active = 0; placebo = 1) (TEAEs) • 3/40 (8%) subjects experienced a TEAE leading to study discontinuation (active = 1; placebo = 2) • 19/40 (48%) subjects experienced an SAE: 11/21 (52%) SER-155-treated subjects vs. 8/19 (42%) placebo-treated subjects; none considered related to SER-155 (no SUSARs) Serious adverse events o Most common SAE SOC: infections & infestations (24% active vs. 37% placebo) (SAEs) o 3 deaths prior to Day 100 (active = 1; placebo = 2), 1 death after Day 100 (active), none considered related to SER-155 Adverse events of • AESIs (bloodstream infections, GI infection, invasive infection): 14/40 (35%) subjects special interest • Rates of AESIs were lower in SER-155 arm vs placebo arm (29% vs 42% respectively) (AESIs) • No SER-155 species were identified in culture from any subject Seres Therapeutics, Inc. © 2025 16

SER-155 Efficacy: SER-155 associated with 77% relative risk reduction in bacterial BSIs and reduction in systemic antibiotic exposure Significant decrease in bacterial bloodstream infections in SER-155-treated subjects vs. Bloodstream infections placebo with 77% relative risk reduction Significantly lower mean cumulative exposure (days) and exposure rate to systemic Antibiotic exposures antibacterials / antimycotics for SER-155-treated subjects vs. placebo Numerically lower incidence rate of febrile neutropenia in SER-155-treated subjects vs. Febrile neutropenia placebo * CDI: C. difficile infection Seres Therapeutics, Inc. © 2025 17

Bloodstream infections from HSCT Day 0 to Day 100: Lower incidence in SER-155 treated subjects vs. placebo Bloodstream infections from Day 0 SER-155 Placebo to Day 100 n=20 n=14 (# patients) n (%) n (%) Subjects with confirmed BSI 2 (10.0%) 6 (42.9%) 95% confidence interval (1.2, 31.7) (17.7, 71.1) mITT-1 population Odds ratio 0.15 95% confidence interval (0.01, 1.13) p-value 0.0423 Organisms in SER-155 patients: Finegoldia magna; E. coli/Strep mitis Organisms in placebo patients: E.coli; Enterococcus faecium/staph haemolyticus/Candida krusei; Staph aureus; Staph haemolyticus; Pseudomonas aeruginosa; E coli • CI: 95% 2-sided Clopper-Pearson confidence interval of incidence is applied • Odds ratio: for incidence between treatment groups (SER-155 and placebo) with 95% 2-sided confidence Seres Therapeutics, Inc. © 2025 18 interval and the corresponding p-value calculated based on the Fisher’s Exact test

Cumulative exposure to systemic antibacterials / antimycotics through HSCT Day 100: Lower incidence in SER-155 treated subjects vs. placebo Cumulative Antibacterial or SER-155 Placebo Antimycotic Exposure n=20 n=14 (HSCT Days) n (SD) n (SD) Mean (SD) 9.2 (5.44) 21.1 (20.31) Median 9.0 14.0 Min, Max 0, 19 0, 74 mITT-1 population Mean Difference (95% CI) -11.9 (-23.85, -0.04) p-value 0.0494 • Cumulative exposure is the sum of all days a subject received systemic antibacterials and/or antimycotics between HSCT Day 0 through Day 100; counting once per day regardless of number of agents taken Seres Therapeutics, Inc. © 2025 19 • 95% confidence interval and p-value based on independent samples t-test of the difference in mean days between SER- 155 and placebo

Cumulative exposure rate to systemic antibacterials / antimycotics through HSCT Day 100: Lower incidence in SER-155 treated subjects vs. placebo

Cumulative Antibacterial or Antimycotic Exposure Rate	SER-155 n=20 Rate (SD)	Placebo n=14 Rate (SD)
Mean (SD)	0.090 (0.0530)	0.305 (0.2898)
Median	0.089	0.244
Min, Max	0.00, 0.18	0.00, 0.90

Mean Difference (95% CI)	**-0.2 (-0.38, -0.05)**
p-value	**0.0163**

mITT-1 population

- Cumulative exposure rate is calculated as the sum of all days a subject received systemic antibacterials and/or antimycotics on or after HSCT Day 0 (counting once per day, regardless of number of antibacterial/antimycotic medications taken in a day) through HSCT Day 100 over the total number of days a subject was on the study from HSCT Day 0 to the earliest of EOS, or HSCT Day 100
- 95% confidence interval and p-value are based on independent samples t-test of the difference in mean days or mean rate of cumulative exposure between SER-155 and Placebo

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SER-155 Pharmacokinetics: Primary objective achieved - drug bacteria strain engraftment was robust and as expected • The majority of SER-155 strains engrafted and were durable through chemotherapy exposure • Engraftment decreased but was detectable post- neutrophil recovery, suggesting sustained engraftment through period of greatest BSI susceptibility • The second course of SER-155 was effective at increasing strain engraftment following neutrophil recovery • Engraftment durable out to day 100 following transplant Seres Therapeutics, Inc. © 2025 21

SER-155 Pharmacodynamics: the Ph1b study included multiple measures of drug pharmacodynamics

SER-155 Mechanism of Action Targets	Preclinical Optimization	Measurements on Ph1b clinical study
Inhibit Pathogens or "Undesirable" Microbes	✓	Genomic measurements of pathogen abundance in gastrointestinal tract, including domination by pathogenic bacteria
Repair & Protect Mucosal Epithelial Barrier Integrity	✓ New Data	Concentration of fecal albumin in subject stool, reflecting barrier damage and leakage of serum albumin into the GI tract
Modulate Immune function	✓ New Data	Concentrations of plasma cytokines, chemokines and signaling molecules reflecting GI inflammation, systemic inflammation, and immune homeostasis

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SER-155 Pharmacodynamics (pathogen domination): prevalence in SER-155 Cohort 2 was substantially lower relative to Historical Control Cohort



SER-155
1st Course
HSCT Day 0
Post Neutrophil
Recovery
Subjects with Domination (%)
30
20
10
0
N = 108
18
107
18
108
14
SER-155 Cohort 2
MSKCC Historical Control Cohort3

- Pathogen domination (i.e., relative abundance in the GI ≥30%) has been associated with risk of BSIs and other negative clinical outcomes[1, 2]
- Observed pathogen domination events were low in both the placebo and SER-155 arms with no significant differences observed
  - *The ability to detect pathogen domination in the placebo arm was constrained due to the imbalance in the number of available stool samples between the arms.*
- Pathogen domination was substantially lower in SER-155 Cohort 2 compared to Historical Control Cohort[3]

1 - Peled et al, NEJM 2020; Stein-Thoeringer et al, Science 2019; Kusakabe et al, BBMT 2020
2 - Bacteria in the families: ESKAPE (Enterococcaceae, Enterobacteriaceae & Staphylococcaceae) & Streptococcaceae; domination defined as ≥30% relative abundance in the GI
3 - Subjects that are sampled at similar time points as SER-155 Phase 1b subjects; microbiome data produced using same protocols as SER-155 Phase 1b subjects

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US HCPs seek significant reduction of infection risk without compromising patient safety and would incorporate such a therapeutic into standard of care • Reduce incidence of bloodstream infections: target 20% BSI rate vs. current 40% rate • Reduce systemic antibiotic use that is contributing to rising resistance Efficacy • Reduce incidence of febrile neutropenia: target 60% FN rate vs. current 80% rate • No major adverse event signals Safety • Expect translation to fewer deaths in the active study arm Health economics • Shorten hospital stay, reduce readmissions & reduce ICU utilization SER-155 Phase 1b data suggest potential to deliver this profile in a pivotal study Seres Therapeutics, Inc. © 2025 Source: Seres primary market research 2024 24 Profile of SER-155

HCPs see SER-155 as a potentially transformative means to eliminate complications that get in the way of achieving transplant success Reducing the risk of HSCT-related complications, thus ensuring successful engraftment Primary Value Driver for and long-term health of the patient SER-155 A relative risk reduction of 50% in BSIs is seen as “transformative” and would support broad inclusion in standard protocols for allo-HSCT patients The benefit would be massive because Health Care Providers people die from these infections and so “ preventing them, the biggest benefit is Streamlines the transplant process so they can spend more time treating mortality. The rest of the stuff with ICU the patient’s underlying conditions and less time dealing with potential admits and sepsis protocols and all…I morbidities think some of that also gets averted. That would be huge.” Patients One less thing to worry about for patients already dealing with a lot; additional financial and QoL benefits due to shortened hospital stays “This would probably be standard of “ “ care. It would be all eligible patients minus those who cannot tolerate it or are allergic.” Healthcare System Reduced healthcare costs due to shorter hospital stays, fewer ICU visits, fewer antibiotic days and lower incidence of severe negative outcomes Seres Therapeutics, Inc. © 2025 Source: Seres primary market research 2024 25

US payers confirm high unmet clinical need for infection prophylaxis in allo-HSCT recipients and robust profile of SER-155

New Data

High clinical burden and unmet need

- High perceived clinical burden of BSIs within the allo-HSCT patient population is driven by high frequency of occurrences and poor associated outcomes
- Lack of an efficacious prophylactic therapy that successfully limits incidence of BSIs is considered a key unmet need and current driver of clinical burden
- Top unaided clinical concerns raised by payers include risk of febrile neutropenia, sepsis, and antibiotic-resistant infection


Clinical Burden Rating
HIGH
LOW

Profile of SER-155 positively received

- Proposed risk reduction of BSIs and related endpoints were seen as clinically meaningful and supportive of value proposition
- "*The reductions in primary and secondary endpoints are encouraging and brings hope that you are going to escape this risky scary complication of cancer therapy.*"

Site of dispensing drives reimbursement pathway

- Oral administration is viewed as convenient by payers, with most expecting coverage under outpatient pharmacy benefit given oral administration likely outside of the hospital setting

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Source: Q4 2024 US market research with sample including national and regional health plans + PBMs representing ~128M covered lives

SERES THERAPEUTICS™

Viral prophylaxis provides precedent in medically vulnerable patients

Prevymis - increasingly used for viral infection prophylaxis (e.g., allo-HSCT and solid organ transplant populations)

PREVYMIS® (letermovir) 240 mg, 480 mg tablets Injection 20 mg/mL

$605M '23 WW sales

- Reduces CMV infection in allo-HSCT recipients
- Lowers mortality rate

- Overall cost of allo-HSCT is high (~$400K US year 1 allo-HSCT costs)
- Transplant-related complications (e.g., infections) raise cost by ~$180K
- Infections result in longer hospital stays, readmissions, increased ICU utilization

Sources: CMS.gov; Broder et al, *Am Drug Health Benefits* 2017; Perales et al, *Biol Blood Marrow Transplant* 2017; Merck SEC filings

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SERES THERAPEUTICS

SER-155 has blockbuster commercial potential, driven by a robust SER-155 profile and substantial unmet needs in allo-HSCT and additional groups

- ✓ **High unmet need** to prevent frequent and serious infections
- ✓ ~40K annual transplants worldwide; 3% annual growth from aging population and transplant success rates
- ✓ **Costly procedure** (~$400K US year 1 allo-HSCT per patient cost) with **high incremental costs** of infections (incremental ~$180K/patient)
- ✓ SER-155 has potentially **"transformational" profile** with robust efficacy and safety
- ✓ Highly concentrated universe of transplant centers conducting stem ell transplant procedures allows for an **efficient commercial model** with rapid education on new standard of care

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Sources: CIBMTR; HRSA; Passweg et al, *BMT* 2021; IQVIA; Broder et al, *Am Drug Health Benefits* 2017; Perales et al, *Biol Blood Marrow Transplant* 2017 CMS.gov; Merck SEC filings

SERES THERAPEUTICS™

Indication expansion: potential 10x addressable population

	Allo-HSCT	Autologous HSCT	Broader leukemia & lymphoma population*
WW annual diagnoses or transplants	~40,000	~60,000	~500,000
US annual diagnoses or transplants	~9,300	~13,500	~87,000 initial focus
Unmet needs addressed by SER-155	Prevent mortality and cost of post-transaction infections	Prevent mortality and costs of post-transplant infections	Reduce morbidity, mortality, and cost of infections and febrile neutropenia from chemotherapy

*Includes acute myeloid leukemia, multiple myeloma, and aggressive B cell non-Hodgkin lymphomas (diffuse large B-cell lymphoma, mantle cell, Burkitt's lymphoma)

Sources: CIBMTR, US NCI SEER, Thandra et al 2021 report of WHO data, Niederwieser et al *Haematologica* 2022; WHO Global Cancer Observatory; American Cancer Society

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SERES THERAPEUTICS™

Accelerating SER-155 clinical development with positive Ph1b outcomes Aim to accelerate SER-155 development in allo-HSCT • Potential to follow successful precedent from VOWST development with single registrational study for efficacy Seeking SER-155 Engage with FDA on advancement of SER-155 allo- strategic partnership to HSCT program accelerate next study in • Received Breakthrough Therapy designation in December 2024 allo-HSCT • Applied for Orphan Drug designation and expand to multiple target populations Intend to evaluate SER-155 in additional patient populations with high risk of serious bacterial infections Seres Therapeutics, Inc. © 2025 30

Advancing SER-147 to prevent infections in chronic liver disease patients

Substantial unmet need

0.5M  2.1M 

~50% experience bacterial infections in a 6 month period

~20-25% of infections are spontaneous bacterial peritonitis (SBP) and bloodstream infections likely to be gut-seeded

Promising preclinical data

SER-147 is an investigational live oral biotherapeutic designed to reduce pathogens causing gut-seeded SBP and BSIs in liver disease patients

Example: 1-3 log reduction of *E. coli* in *in vitro* models, plus reduction of other pathogens

Declining *E. coli* titers



CR-E. coli CFU/mL
10^9
10^8
10^7
10^6
10^5
10^4
10^3
10^2
+ E. coli
Antibiotic Conditioning
SER-147 Dosing
LOD
3
4
5
6
8
9
10
11
14
16
18
20
21
Passage
No Treatment
SER-147 Treatment

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Sources: GBD 2017 Cirrhosis Collaborators, *Lancet Gastroenterology & Hepatology* 2020; United Nations world population data; Trebicka et al, *J Hepatol* 2020; Seres preclinical data from 2023 IDWeek

SERES THERAPEUTICS™

Manufacturing platform delivers defined consortia in oral formulation using cost-effective production Strain isolation and characterization pipeline to rapidly identify cGMP- suitable medium components Highly intensive strain bioprocessing leveraging flexible, single-use manufacturing technology for cost-effective production Novel formulations enabling consistent drug product composition, drug stability for distribution, and targeted drug delivery Quality systems to ensure product quality and stability, extending prior regulatory successes, including developing product release specifications with the FDA Seres Therapeutics, Inc. © 2025 32

Maximizing opportunity of live biotherapeutics going forward • Prevent life-threatening bacterial infections, including antimicrobial resistant infections in additional populations Additional • Treat immune-related diseases (e.g., IBD, GvHD, checkpoint Opportunities colitis) • Infections in Chronic liver disease: Progressing towards IND readiness SER-147 • Indication expansion (e.g., radiation enteritis, ICU and long-term care patients, organ transplant) • Bloodstream infections in Allo-HSCT: Engaging with FDA to accelerate; received Breakthrough Therapy designation and filed for Orphan Drug designation SER-155 • Evaluate in additional cancer treatment populations with high risk of serious bacterial infections VOWST • rCDI: Proven clinical and regulatory success; asset sale to Nestlé; Seres to participate in future milestones Seres Therapeutics, Inc. © 2025 33

Summary and path forward

Developing a pipeline of novel live biotherapeutics in areas of high unmet need	• SER-155 Phase 1b placebo-controlled clinical efficacy data further support Seres' strategy • Pipeline aims to bring transformative medicines to a wider set of patients, led by SER-155 while advancing SER-147 • VOWST approval validates using live biotherapeutics to prevent life-threatening infections
SER-155 Phase 1b placebo-controlled clinical results promising	• Administration associated with 77% relative risk reduction for BSIs, significant reduction in systemic antibiotic exposure and lower incidence of febrile neutropenia vs placebo; Exploratory biomarker data support epithelial barrier integrity and the potential role for Seres' platform to provide clinical benefit to patients with inflammatory and immune diseases, such as IBD, including ulcerative colitis and Crohns disease • FDA Breakthrough Designation obtained • Company pursuing SER-155 strategic partnership to accelerate next study in allo-HSCT and expand to multiple target populations
VOWST asset sale strengthens financial position	• ~$31M in cash/cash equivalents at Dec 31, 2024; cash runway projected into Q1 2026 • Fully retired debt • VOWST asset sale closed in Sept 2024; $50M expected to be received in January 2025 and $25M (less ~$1.5M in employment-related payments) due in July 2025 + $275M potential future milestones

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